     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1998



                                                      REGISTRATION NO. 333-50029

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                              WHITTMAN-HART, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                 7379                    36-3797833
   (State or other        (Primary Standard          (I.R.S. Employer
   jurisdiction of           Industrial             Identification No.)
   incorporation or      Classification Code
    organization)               No.)

311 SOUTH WACKER DRIVE, SUITE 3500, CHICAGO, ILLINOIS 60606-6618; (312) 922-9200
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ROBERT F. BERNARD
                            CHIEF EXECUTIVE OFFICER
                              WHITTMAN-HART, INC.

311 SOUTH WACKER DRIVE, SUITE 3500, CHICAGO, ILLINOIS 60606-6618; (312) 922-9200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:


          SCOTT GIERKE, P.C.                         MATTHEW S. BROWN
           HEIDI J. STEELE                             MARK D. WOOD
       MCDERMOTT, WILL & EMERY                    KATTEN MUCHIN & ZAVIS
        227 WEST MONROE STREET               525 W. MONROE STREET, SUITE 1600
       CHICAGO, ILLINOIS 60606                   CHICAGO, ILLINOIS 60661
            (312) 372-2000                            (312) 372-2000


                            ------------------------

 APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                            ------------------------


    If the only securities being registered on this Form are being offered pursuant to dividend or interest investment plans, please check the following box. / /



    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16.  EXHIBITS


    (a) Exhibits


 EXHIBIT
   NO.                                    DESCRIPTION
      1.1  Form of Underwriting Agreement.
      3.1  Amended and Restated Certificate of Incorporation of the Company.*
      3.2  Second Amended and Restated By-Laws of the Company.*
      4.1  Specimen stock certificate representing Common Stock.*
      5.1  Opinion of McDermott, Will & Emery.
     23.1  Consent of KPMG Peat Marwick LLP.
     23.2  Consent of McDermott, Will & Emery (contained in its opinion filed as
            Exhibit 5.1 hereto).
    +24.1  Powers of Attorney.


------------------------------

* Incorporated herein by reference to Whittman-Hart, Inc. Registration Statement on Form S-1 (No. 333-1778), which was declared effective by the Commission on May 2, 1996.


+ Previously filed.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on April 29, 1998.



                                          WHITTMAN-HART, INC.



                                          By:        /s/ ROBERT F. BERNARD


                                             -----------------------------------


                                                      Robert F. Bernard



                                                    CHAIRMAN OF THE BOARD
                                                 AND CHIEF EXECUTIVE OFFICER



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on this 29th day of April, 1998.



                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------

                /s/ ROBERT F. BERNARD
     -------------------------------------------        Chief Executive Officer and Chairman of the Board of
                  Robert F. Bernard                      Directors (Principal Executive Officer)

                          *
     -------------------------------------------        Chief Financial Officer and Treasurer (Principal
                   Kevin M. Gaskey                       Financial and Accounting Officer)

                          *
     -------------------------------------------        Director, President and Secretary
                   Edward V. Szofer

                          *
     -------------------------------------------        Director
                   Paul D. Carbery

                          *
     -------------------------------------------        Director
                   Larry P. Roches

                          *
     -------------------------------------------        Director
                   Robert F. Steel



*By:       /s/ ROBERT F. BERNARD

    ----------------------------------


            Robert F. Bernard



             ATTORNEY-IN-FACT

                                 EXHIBIT INDEX



EXHIBIT
  NO.                                   DESCRIPTION
      1.1 Form of Underwriting Agreement.
      3.1 Amended and Restated Certificate of Incorporation of the Company.*
      3.2 Second Amended and Restated By-Laws of the Company.*
      4.1 Specimen stock certificate representing Common Stock.*
      5.1 Opinion of McDermott, Will & Emery.
     23.1 Consent of KPMG Peat Marwick LLP.
     23.2 Consent of McDermott, Will & Emery (contained in its opinion filed as
          Exhibit 5.1 hereto).
    +24.1 Powers of Attorney.


------------------------------


* Incorporated herein by reference to Whittman-Hart, Inc. Registration Statement on Form S-1 (No. 333-1778), which was declared effective by the Commission on May 2, 1996.



+ Previously filed.